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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 20, 2006

                              AMEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       0-22055                   11-3223672
-----------------------------  ----------------------------  -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                   2 CORBETT WAY, EATONTOWN, NEW JERSEY 07724
          (Address of principal executive offices, including Zip Code)

                                 (732) 440-1992
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

        Amedia Networks, Inc. (the "Company") has entered into an extension agreement dated as of April 20, 2006 (the "Extension Agreement") with each of the holders of the $1,610,000 in aggregate principal amount of the promissory notes (the "Notes") issued by the Company pursuant to the Company's Bridge Loan Agreements dated as of December 15, 2005 and January 20, 2006 (the "Bridge Loan Agreements"). Pursuant to the Extension Agreement, the scheduled maturity date of the Notes has been extended from April 21, 2006 to May 21, 2006 (or the earlier date on which the Company completes a financing that generates, on a cumulative basis together with any other interim financings, gross proceeds to the Company of at least $2.0 million). Except as modified by the Extension Agreement, the Bridge Loan Agreements remain in full force and effect.

        In consideration of their agreement to extend the maturity date of the Notes, the Company has issued to the Note holders warrants to purchase up to an aggregate of 150,000 shares of the Company's common stock at $1.50 per share and otherwise having terms and conditions identical to the warrants previously issued pursuant to the Bridge Loan Agreements.

        The principal terms of the Bridge Loan Agreements were previously disclosed in the Company's Current Reports on Form 8-K filed on December 23, 2005 and January 26, 2006.

        The securities sold in this transaction have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. The Company believes that the issuance of the foregoing securities was exempt from registration under Section 4(2) of the Act as transactions not involving a public offering.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

        The information set forth under Item 1.01 and Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

None.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2006                      /s/ Frank Galuppo
                                           -----------------
                                           Frank Galuppo
                                           President and Chief Executive Officer









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